UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2015

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Minnesota Drive
Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 830-3300

357 Main Street

Armonk, New York

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 13, 2015, Visant Corporation (“Registrant” or “Visant”) announced its entry into a definitive purchase agreement (the “Purchase Agreement”) with ALJ Regional Holdings, Inc. (“ALJ”) dated July 11, 2015, for the sale by Visant of Phoenix Color Corp. and its subsidiaries, which comprise Visant’s publishing and packaging services segment, in exchange for consideration of $90 million in cash, subject to certain closing adjustments. The closing of the proposed transaction is subject to financing and customary closing conditions and regulatory review and is expected to occur later in the third quarter.

Mr. Marc Reisch, Visant’s Chief Executive Officer and Chairman, will become Chairman of Phoenix Color and is expected to join the board of directors of ALJ at closing. Mr. Reisch is making an equity investment in ALJ in connection with the acquisition.

On July 12, 2015, ALJ issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Use of Forward-Looking Statements

SAFE HARBOR TATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report contains “forward-looking statements”, including, without limitation, statements concerning expectations regarding the proposed transactions. Forward-looking statements are not historical facts, but rather predictions and generally can be identified by use of statements that include such words as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “believe”, “evaluate” and other similar expressions that are intended to identify forward-looking statements and information. These forward-looking statements are based on estimates and assumptions by management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. Actual results may differ materially from current expectations depending upon a number of factors affecting the businesses and risks associated with the successful execution of the proposed transaction. These factors include, without limitation, successful completion of the proposed transaction in the time period anticipated or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, and those identified under “Risk Factors” in Visant’s Annual Report on Form 10-K for the year ended January 3, 2015, in addition to those discussed in Visant’s quarterly reports on Form 10-Q.

We caution you not to place undue reliance on these forward-looking statements, and any such forward-looking statements are qualified in their entirety by reference to the cautionary statements. All forward-looking statements speak only as of the date they are made, are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements in light of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

99.1	Press release dated July 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: July 13, 2015
/s/ James S. Simpson
James S. Simpson
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated July 12, 2015

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